DELAWARE GROUP® EQUITY FUNDS IV

Delaware Total Return Fund (formerly, First Investors Total Return Fund) (the “Fund”)

Supplement to the Fund’s Statement of Additional Information (the “SAI”)
dated October 4, 2019

The following is added to the section of the Fund’s SAI entitled “Investment Strategies and Risks”:

Limited Partnerships

Delaware Total Return Fund may invest in limited partnerships, including limited partnerships that invest in real estate assets and other illiquid or restricted assets, and master limited partnerships (“MLPs”).

The Fund may invest in real estate acquired as a result of ownership of securities or other instruments, including issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein. These instruments may include interests in private equity limited partnerships or limited liability companies that hold real estate investments (“Real Estate Limited Partnerships”).

The Fund’s portfolio managers believe investments in Real Estate Limited Partnerships may offer an opportunity to obtain favorable yields and diversification benefits. However, these investments may be subject, but not limited, to the following risks:

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The Real Estate Limited Partnerships may include expenses such as, but not limited to, general partner or managing member fees, property management fees, borrowing expenses, and acquisition fees, that may reduce the return from the investment.

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The general partner or managing member of a Real Estate Limited Partnership has broad discretion to manage the entity, and the limited partners may have limited rights in connection with key decisions.

•	A Real Estate Limited Partnership may require additional capital contributions, and it may be difficult to ascertain the amount of the capital contributions in advance.

•	The Fund’s interest in a Real Estate Limited Partnership may become diluted if it does not make requested capital contributions.

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The Fund may not be able to readily liquidate its interest in a Real Estate Limited Partnership without the prior consent of the general partner, managing member or a majority of partnership interests.

•	A Real Estate Limited Partnership’s distributions may be subject to “waterfalls” that give preference to majority investors.

In certain instances, a Real Estate Limited Partnership may be required to indemnify the general partner, the limited partners, the managing member and officers, against legal claims.

Finally, the income from investments in Real Estate Limited Partnerships is unlikely to qualify for purposes of satisfying the income or asset requirements in the Internal Revenue Code for qualification as a regulated investment company (i.e., that at least 90% of gross income from a regulated investment company be derived from certain specified types of assets and that at each calendar quarter least 50% of the value of the total assets be represented by certain specified types of assets).

An MLP is a publicly traded company organized as a limited partnership or limited liability company and may be treated as a partnership or corporation for federal income tax purposes. MLPs may derive income and gains from the exploration, development, mining or production, processing, refining, transportation (including pipelines transporting gas, oil, or products thereof), or the marketing of any mineral or natural resource. MLPs generally have two classes of owners, the general partner and limited partners. When investing in an MLP, the Fund intends to purchase publicly traded common units issued to limited partners of the MLP. The general partner of an MLP is typically owned by one or more of the following: a major energy company, an investment fund, or the direct management of the MLP. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an up to 2% equity interest in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners own the remainder of the partnership, through ownership of common units, and have a limited role in the partnership’s operations and management.

MLPs combine the tax advantages of a partnership with the liquidity of a publicly traded stock. MLP income is generally not subject to entity-level tax. Instead, an MLP’s income, gain, loss, deductions and other tax items pass through to common unitholders.

MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount (“minimum quarterly distributions” or “MQD”). Common and general partner interests also accrue arrearages in distributions to the extent the MQD is not paid. Once common and general partner interests have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD paid to both common and subordinated units is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner that results in distributions paid per common unit surpassing specified target levels. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the general partner can reach a tier where it receives 50% of every incremental dollar paid to common and subordinated unit holders. These incentive distributions encourage the general partner to streamline costs, increase capital expenditures and acquire assets in order to increase the partnership’s cash flow and raise the quarterly cash distribution in order to reach higher tiers. Such results benefit all security holders of the MLP.

MLP common units represent limited partnership interests in the MLP. Common units are listed and traded on US securities exchanges, with their values fluctuating predominantly based on prevailing market conditions and the success of the MLP. To the extent that the Fund invests in MLPs, it intends to purchase common units in market transactions. Unlike owners of common stock of a corporation, owners of common units have limited voting rights and have no ability annually to elect directors. In the event of liquidation, common units have preference over subordinated units, but not debt or preferred units, to the remaining assets of the MLP. The Fund intends to invest in MLPs only to an extent and in a manner consistent with the Fund’s qualification as a regulated investment company.

An investment in MLP units involves some risks that differ from an investment in the common stock of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership. Although common unitholders are generally limited in their liability, similar to a corporation’s shareholders, creditors typically have the right to seek the return of distributions made to such unitholders if the liability in question arose before the distribution was paid. This liability may stay attached to the common unitholder even after the units are sold. Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. Investments held by MLPs may be relatively illiquid, limiting the MLPs’ ability to vary their portfolios promptly in response to changes in economic or other conditions. MLPs may have limited financial resources, their securities may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies.

Certain diversification and income requirements imposed by the Internal Revenue Code will limit the Fund’s ability to invest in MLP securities. In addition, the Fund’s ability to meet its investment objective may depend in part on the level of taxable income and distributions and dividends received from the MLP securities in which the Fund invests, a factor over which the Fund has no control. The benefit derived from the Fund’s investment in MLPs is largely dependent on the MLPs being treated as partnerships for federal income tax purposes. If an MLP were classified as a corporation for federal income tax purposes, the amount of cash available for distribution would be reduced and distributions received by the Fund would be taxed entirely as dividend income.

As a limited partner in an MLP taxed as a partnership, the Fund will receive a pro rata share of income, gains, losses and deductions from those MLPs. Historically, a significant portion of income from such MLPs has been offset by tax deductions. The Fund’s shareholders will incur a current tax liability on that portion of an MLP’s income and gains that is not offset by tax deductions and losses. The percentage of an MLP’s income and gains that is offset by tax deductions and losses will fluctuate over time for various reasons.

Because everyone's tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Fund.

Delaware Management Company (Manager) is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). Other than Macquarie Bank Limited (MBL), a subsidiary of MGL and an affiliate of the Manager, none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Fund is governed by US laws and regulations.

Please keep this Supplement for future reference.

This Supplement is dated Jan. 6, 2020.